14-20-G06-17700

Negotiated Lease (Less Coal Seam Gas)
Pursuant to OIC Res. No. 30-442

OIL & GAS MINING LEASE
OSAGE RESERVATION, OKLAHOMA

This lease made and entered into in duplicate, on this 21st day of July, 19 99, by and between the Osage Tribe of Indians of Oklahoma by Charles O. Tillman, Jr., Principal Chief, under authority of the Resolution of the Osage Tribal Council dated July 21, 1999 party of the first part, designated as Lessor, and B. Glenn Robinson, Trustee U/T/A B. Glenn Robinson Trust dtd 11/6/81 and * of Branson, MO party of the second part, designated as Lessee, under and pursuant to Section 3 of the Act of June 28, 1906 (34 Stat. 539), the Act of March 3, 1921 (41 Stat. 1249), Section 1 of the Act of March 2, 1929 (45 Stat. 1478), the Act of June 24, 1938 (52 Stat. 1034), the Act of October 6, 1964 (78 Stat. 1008), and the Act of October 21, 1978 (92 Stat. 1660), witnesseth:

1. The Lessor, in consideration of a bonus of $ 1,670.00, paid to the Superintendent, receipt of which is hereby acknowledged, and of the royalties, covenants, stipulations, and conditions herein contained, and hereby agreed to be paid, observed, and performed by the lessee, does hereby grant and lease to the lessee for 3 months ~~years~~ from the date of approval hereof and as long thereafter as oil and-or natural gas is produced in paying quantities all the oil and natural gas deposits except as hereinafter provided, in or under land described as follows:

Tr. SE/4 Sec. 30 Twp. 21 N. Rge. 10 E. containing 160 acres, more or less.

Lessee or his authorized representative shall have the right to use so much of the surface of the land within the Osage Mineral Estate as may be reasonable for operations and marketing. This includes but is not limited to the right to lay and maintain pipelines, electric lines, pull rods, and other appliances necessary for operations and marketing; the right-of-way for ingress and egress to any point of operation; and the right to use water for lease operations as set out in 25 CFR 226. Lessee shall conduct his operations in a workmanlike manner, commit no waste and allow none to be committed upon the land, nor permit any nuisance to be maintained on the premises under his control.

The Act of June 28, 1906 (34 Stat. 539-543) as amended reserves to the Osage Tribe the oil, gas, coal or other minerals covered by said land in perpetuity.

2. Definitions - When used herein the following terms shall be defined as:

(A) "Secretary" refers to the Secretary of the Interior or his authorized representative.

(B) "Osage Tribal Council" means the duly elected governing body of the Osage Nation or Tribe of Indians of Oklahoma vested with the authority to lease or take other actions on oil and gas mining pertaining to the Osage Mineral Estate.

(C) "Superintendent" refers to the Superintendent of the Osage Indian Agency or his authorized representative.

(D) "Regulations" refers to the regulations in 25 CFR Part 226, promulgated by the Secretary of the Interior and applicable to this lease.

(E) "Natural gas" means any fluid, either combustible or noncombustible, recovered at the surface in the gaseous phase and-or hydrocarbons recovered at the surface as liquids which are the result of condensation caused by reduction of pressure and temperature of hydrocarbons originally existing in a reservoir in the gaseous phase.

3. In consideration of the foregoing, the Lessee hereby agrees:

A. Bond - To furnish such bond as may be required by the Superintendent, with acceptable surety, or United States bonds as surety therefor, conditioned upon compliance with the terms of this lease and the regulations.

B. Rental - Unless Lessee shall complete and place on production a well producing and selling oil and-or natural gas in paying quantities on the land embraced within the lease within 12 months from the date of approval of the lease, or as otherwise provided in the lease terms, or 12 months from the date the Superintendent consents to drilling on any restricted homestead selection, this lease shall terminate unless rental at the rate of Two Dollars ($2) per acre shall be paid before the end of the first year of the lease. The lease may also be held without drilling for the remainder of its primary term upon payment of the specified rental annually in advance, commencing with the second lease year, unless otherwise provided. The completion of a well producing in paying quantities shall, for so long as such production continues, relieve lessee from any further payment of rental, except that should such production cease during the primary term the lease may be continued only during the remaining primary term of the lease by payment of advance rental which shall commence on the next anniversary date of the lease.

C. Royalty - Lessee shall pay or cause to be paid to the Superintendent, as royalty on oil, the sum of 3/16 of the gross proceeds from sales after deducting the oil used by lessee for development and operation purposes on the lease: Provided, that when the quantity of oil taken from all the producing wells on any quarter-section or fraction thereof, according to the public survey, during any calendar month is sufficient to average one hundred or more barrels per active producing well per day the royalty on such oil shall be 20 percent; payment shall be made at the time of sale or removal of the oil, except where payments are made on division orders, and settlement shall be based on the actual selling price, or the highest posted or offered price by a major purchaser in the Kansas-Oklahoma area whichever is higher on the day of sale or removal, and Lessee shall pay a royalty of 3/16 of the value of all natural gas and products extracted, produced and sold from this lease. Natural gas used in the reasonable and prudent operation and development of said lease shall be exempted from royalty payment. In no event shall the royalty paid from this lease during any year be less than an amount equal to the annual rental specified above.

D. Development - Lessee shall drill and produce all wells necessary to offset or protect the leased land from drainage by wells on adjoining lands on which Lessor is not the owner of the minerals, or in lieu, thereof, to compensate the Lessor in full each month for the estimated loss of royalty through drainage; Provided, that during the period of supervision by the Secretary, the necessity for offset wells shall be determined by the Superintendent and payment in lieu of drilling and production shall be with the consent of, and in amount determined by the Superintendent. The Superintendent in his discretion may order further development of any leased acreage or separate horizon if, in his opinion, a prudent operator would conduct further development.

E. Regulations - It is specifically understood this lease is subject to the current regulations of the Secretary contained in 25 CFR 226, "LEASING OF OSAGE RESERVATION LANDS FOR OIL AND GAS MINING," and any amendments to the regulations hereinafter promulgated are made a part of this lease and lessee hereby agrees to abide and conform thereto.

4. Operations.

A. Restrictions - The Superintendent may impose restrictions as to time of drilling and rate of production from any well or wells when in his judgment such action may be necessary or proper for the protection of the natural resources of the leased land and the interests of the

* Venus D. Robinson, Trustee U/T/A Venus D. Robinson Trust dtd 11/6/81; 50% each.

Principal Chief

Lessee

Lessee

ACKNOWLEDGMENT OF PRINCIPAL CHIEF

STATE OF OKLAHOMA, COUNTY OF OSAGE, ss:

Before me, a Notary Public on this 20th day of September, 1999, personally appeared Charles O. Tillman, Jr., to me known to be the ________ Principal Chief of the Osage Tribe, and the identical person who executed the within and foregoing lease, and acknowledged to me that he executed the same as his voluntary act and deed on behalf of the Osage Tribe and in accordance with the authority given him by the Osage Tribal Council.

Notary Public

My commission expires 3-12-2002

ACKNOWLEDGMENT OF INDIVIDUAL

STATE OF Missouri COUNTY OF Taney ss.

Before me a Notary Public, in and for said County and State, on this 14th day of September, 1999 personally appeared the above ________, to me known to be the identical persons ________ who executed the within and foregoing lease, and acknowledged to me that they ________ executed the same as their ________, free and voluntary act and deed for the uses and purposes therein set forth.

Jeane M. Stinton
Notary Public

JEANE M. STINTON NOTARY SEAL NOTARY PUBLIC STATE OF MISSOURI

My commission expires July 12 2002

ACKNOWLEDGMENT OF CORPORATION

STATE OF ____________ COUNTY OF ____________, ss:

On this ____ day of ____________, A.D. 19 ___, before me a Notary Public within and for the State and County aforesaid, personally appeared ____________________ and ____________________ to me personally known, who being by me duly sworn, did each say that ________ is the president and ____________________ is the ____________________ secretary of ____________________ a corporation, and that the seal affixed to the foregoing and annexed instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said ____________________ and ____________________ duly acknowledged that they each had in their said official capacities executed the foregoing instrument as the act and deed of the said company for the consideration and purposes therein mentioned as set forth.

Witness my hand and official seal this ____ day of ____________, 19____.

Notary Public

My commission expires ____________________

14-20-G06-17701

Negotiated Lease
Pursuant to OTC Res. No. 30-442

OIL & GAS MINING LEASE
OSAGE RESERVATION, OKLAHOMA

This lease made and entered into in duplicate, on this 21st day of July, 1999, by and between the Osage Tribe of Indians of Oklahoma by Charles O. Tillman, Jr., Principal Chief, under authority of the Resolution of the Osage Tribal Council dated July 21, 1999 party of the first part, designated as Lessor, and B. Glenn Robinson, Trustee U/T/A B. Glenn Robinson Trust dtd 11/6/81 and ✩ of Branson, MO 65616 party of the second part, designated as Lessee, under and pursuant to Section 3 of the Act of June 28, 1906 (34 Stat. 539), the Act of March 3, 1921 (41 Stat. 1249), Section 1 of the Act of March 2, 1929 (45 Stat. 1478), the Act of June 24, 1938 (52 Stat. 1034), the Act of October 6, 1964 (78 Stat. 1008), and the Act of October 21, 1978 (92 Stat. 1660), witnesseth:

1. The Lessor, in consideration of a bonus of $ 1,670.00, paid to the Superintendent, receipt of which is hereby acknowledged, and of the royalties, covenants, stipulations, and conditions herein contained, and hereby agreed to be paid, observed, and performed by the lessee, does hereby grant and lease to the lessee for 3 months ~~years~~ from the date of approval hereof and as long thereafter as oil and-or natural gas is produced in paying quantities all the oil and natural gas deposits except as hereinafter provided, in or under land described as follows:

Tr. NE/4 Sec. 31 Twp. 21 N. Rge. 10 E. containing 160 acres, more or less.

Lessee or his authorized representative shall have the right to use so much of the surface of the land within the Osage Mineral Estate as may be reasonable for operations and marketing. This includes but is not limited to the right to lay and maintain pipelines, electric lines, pull rods, and other appliances necessary for operations and marketing; the right-of-way for ingress and egress to any point of operation; and the right to use water for lease operations as set out in 25 CFR 226. Lessee shall conduct his operations in a workmanlike manner, commit no waste and allow none to be committed upon the land, nor permit any nuisance to be maintained on the premises under his control.

The Act of June 28, 1906 (34 Stat. 539-543) as amended reserves to the Osage Tribe the oil, gas, coal or other minerals covered by said land in perpetuity.

2. Definitions - When used herein the following terms shall be defined as:

(A) "Secretary" refers to the Secretary of the Interior or his authorized representative.

(B) "Osage Tribal Council" means the duly elected governing body of the Osage Nation or Tribe of Indians of Oklahoma vested with the authority to lease or take other actions on oil and gas mining pertaining to the Osage Mineral Estate.

(C) "Superintendent" refers to the Superintendent of the Osage Indian Agency or his authorized representative.

(D) "Regulations" refers to the regulations in 25 CFR Part 226, promulgated by the Secretary of the Interior and applicable to this lease.

(E) "Natural gas" means any fluid, either combustible or noncombustible, recovered at the surface in the gaseous phase and-or hydrocarbons recovered at the surface as liquids which are the result of condensation caused by reduction of pressure and temperature of hydrocarbons originally existing in a reservoir in the gaseous phase.

3. In consideration of the foregoing, the Lessee hereby agrees:

A. Bond - To furnish such bond as may be required by the Superintendent, with acceptable surety, or United States bonds as surety therefor, conditioned upon compliance with the terms of this lease and the regulations.

B. Rental - Unless Lessee shall complete and place on production a well producing and selling oil and-or natural gas in paying quantities on the land embraced within the lease within 12 months from the date of approval of the lease, or as otherwise provided in the lease terms, or 12 months from the date the Superintendent consents to drilling on any restricted homestead selection, this lease shall terminate unless rental at the rate of Two Dollars ($2) per acre shall be paid before the end of the first year of the lease. The lease may also be held without drilling for the remainder of its primary term upon payment of the specified rental annually in advance, commencing with the second lease year, unless otherwise provided. The completion of a well producing in paying quantities shall, for so long as such production continues, relieve lessee from any further payment of rental, except that should such production cease during the primary term the lease may be continued only during the remaining primary term of the lease by payment of advance rental which shall commence on the next anniversary date of the lease.

C. Royalty - Lessee shall pay or cause to be paid to the Superintendent, as royalty on oil, the sum of 3/16 of the gross proceeds from sales after deducting the oil used by lessee for development and operation purposes on the lease: Provided, that when the quantity of oil taken from all the producing wells on any quarter-section or fraction thereof, according to the public survey, during any calendar month is sufficient to average one hundred or more barrels per active producing well per day the royalty on such oil shall be 20 percent; payment shall be made at the time of sale or removal of the oil, except where payments are made on division orders, and settlement shall be based on the actual selling price, or the highest posted or offered price by a major purchaser in the Kansas-Oklahoma area whichever is higher on the day of sale or removal, and Lessee shall pay a royalty of 3/16 of the value of all natural gas and products extracted, produced and sold from this lease. Natural gas used in the reasonable and prudent operation and development of said lease shall be exempted from royalty payment. In no event shall the royalty paid from this lease during any year be less than an amount equal to the annual rental specified above.

D. Development - Lessee shall drill and produce all wells necessary to offset or protect the leased land from drainage by wells on adjoining lands on which Lessor is not the owner of the minerals, or in lieu, thereof, to compensate the Lessor in full each month for the estimated loss of royalty through drainage; Provided, that during the period of supervision by the Secretary, the necessity for offset wells shall be determined by the Superintendent and payment in lieu of drilling and production shall be with the consent of, and in amount determined by the Superintendent. The Superintendent in his discretion may order further development of any leased acreage or separate horizon if, in his opinion, a prudent operator would conduct further development.

E. Regulations - It is specifically understood this lease is subject to the current regulations of the Secretary contained in 25 CFR 226, "LEASING OF OSAGE RESERVATION LANDS FOR OIL AND GAS MINING," and any amendments to the regulations hereinafter promulgated are made a part of this lease and lessee hereby agrees to abide and conform thereto.

4. Operations.

A. Restrictions - The Superintendent may impose restrictions as to time of drilling and rate of production from any well or wells when in his judgment such action may be necessary or proper for the protection of the natural resources of the leased land and the interests of the

✩ Venus D. Robinson, Trustee U/T/A Venus D. Robinson Trust dtd 11/6/81; 50% each.

Principal Chief

[signature]
Lessee

[signature]
Lessee

ACKNOWLEDGMENT OF PRINCIPAL CHIEF

STATE OF OKLAHOMA, COUNTY OF OSAGE, ss:

Before me, a Notary Public on this 20th day of September, 1999, personally appeared Charles O. Tillman Jr. to me known to be the ______ Principal Chief of the Osage Tribe, and the identical person who executed the within and foregoing lease, and acknowledged to me that he executed the same as his voluntary act and deed on behalf of the Osage Tribe and in accordance with the authority given him by the Osage Tribal Council.

[signature]
Notary Public

My commission expires 3-12-2002

ACKNOWLEDGMENT OF INDIVIDUAL

STATE OF Missouri COUNTY OF Taney ss.

Before me a Notary Public, in and for said County and State, on this 14th day of September, 1999 personally appeared the above ______, to me known to be the identical persons, who executed the within and foregoing lease, and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

Jeane M. Stinton
Notary Public

JEANE M. STINTON
NOTARY SEAL
NOTARY PUBLIC
STATE OF MISSOURI

My commission expires July 12, 2002

ACKNOWLEDGMENT OF CORPORATION

STATE OF ______ COUNTY OF ______, ss:

On this ______ day of ______, A.D. 19____, before me a Notary Public within and for the State and County aforesaid, personally appeared ______ and ______ to me personally known, who being by me duly sworn, did each say that ______ is the president and ______ is the ______ secretary of ______ a corporation, and that the seal affixed to the foregoing and annexed instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said ______ and ______ duly acknowledged that they each had in their said official capacities executed the foregoing instrument as the act and deed of the said company for the consideration and purposes therein mentioned as set forth.

Witness my hand and official seal this ______ day of ______, 19____.

______
Notary Public

My commission expires ______

Negotiated Lease
Pursuant to OTC Res. No. 30-442

OIL & GAS MINING LEASE
OSAGE RESERVATION, OKLAHOMA

This lease made and entered into in duplicate, on this 21st day of July, 1999, by and between the Osage Tribe of Indians of Oklahoma by Charles O. Tillman, Jr., Principal Chief, under authority of the Resolution of the Osage Tribal Council dated July 21, 1999 party of the first part, designated as Lessor, and B. Glenn Robinson, Trustee U/T/A B. Glenn Robinson Trust dtd 11/6/81 and * of ~~Branson, MO 65616~~ party of the second part, designated as Lessee, under and pursuant to Section 3 of the Act of June 28, 1906 (34 Stat. 539), the Act of March 3, 1921 (41 Stat. 1249), Section 1 of the Act of March 2, 1929 (45 Stat. 1478), the Act of June 24, 1938 (52 Stat. 1034), the Act of October 6, 1964 (78 Stat. 1008), and the Act of October 21, 1978 (92 Stat. 1660), witnesseth:

1. The Lessor, in consideration of a bonus of $ 1,670.00, paid to the Superintendent, receipt of which is hereby acknowledged, and of the royalties, covenants, stipulations, and conditions herein contained, and hereby agreed to be paid, observed, and performed by the lessee, does hereby grant and lease to the lessee for 3 months ~~years~~ from the date of approval hereof and as long thereafter as oil and-or natural gas is produced in paying quantities all the oil and natural gas deposits except as hereinafter provided, in or under land described as follows:

Tr. NW/4 Sec. 31 Twp. 21 N. Rge. 10 E. containing 160 acres, more or less.

Lessee or his authorized representative shall have the right to use so much of the surface of the land within the Osage Mineral Estate as may be reasonable for operations and marketing. This includes but is not limited to the right to lay and maintain pipelines, electric lines, pull rods, and other appliances necessary for operations and marketing; the right-of-way for ingress and egress to any point of operation; and the right to use water for lease operations as set out in 25 CFR 226. Lessee shall conduct his operations in a workmanlike manner, commit no waste and allow none to be committed upon the land, nor permit any nuisance to be maintained on the premises under his control.

The Act of June 28, 1906 (34 Stat. 539-543) as amended reserves to the Osage Tribe the oil, gas, coal or other minerals covered by said land in perpetuity.

2. Definitions - When used herein the following terms shall be defined as:

(A) "Secretary" refers to the Secretary of the Interior or his authorized representative.

(B) "Osage Tribal Council" means the duly elected governing body of the Osage Nation or Tribe of Indians of Oklahoma vested with the authority to lease or take other actions on oil and gas mining pertaining to the Osage Mineral Estate.

(C) "Superintendent" refers to the Superintendent of the Osage Indian Agency or his authorized representative.

(D) "Regulations" refers to the regulations in 25 CFR Part 226, promulgated by the Secretary of the Interior and applicable to this lease.

(E) "Natural gas" means any fluid, either combustible or noncombustible, recovered at the surface in the gaseous phase and-or hydrocarbons recovered at the surface as liquids which are the result of condensation caused by reduction of pressure and temperature of hydrocarbons originally existing in a reservoir in the gaseous phase.

3. In consideration of the foregoing, the Lessee hereby agrees:

A. Bond - To furnish such bond as may be required by the Superintendent, with acceptable surety, or United States bonds as surety therefor, conditioned upon compliance with the terms of this lease and the regulations.

B. Rental - Unless Lessee shall complete and place on production a well producing and selling oil and-or natural gas in paying quantities on the land embraced within the lease within 12 months from the date of approval of the lease, or as otherwise provided in the lease terms, or 12 months from the date the Superintendent consents to drilling on any restricted homestead selection, this lease shall terminate unless rental at the rate of Two Dollars ($2) per acre shall be paid before the end of the first year of the lease. The lease may also be held without drilling for the remainder of its primary term upon payment of the specified rental annually in advance, commencing with the second lease year, unless otherwise provided. The completion of a well producing in paying quantities shall, for so long as such production continues, relieve lessee from any further payment of rental, except that should such production cease during the primary term the lease may be continued only during the remaining primary term of the lease by payment of advance rental which shall commence on the next anniversary date of the lease.

C. Royalty - Lessee shall pay or cause to be paid to the Superintendent, as royalty on oil, the sum of 3/16 of the gross proceeds from sales after deducting the oil used by lessee for development and operation purposes on the lease: Provided, that when the quantity of oil taken from all the producing wells on any quarter-section or fraction thereof, according to the public survey, during any calendar month is sufficient to average one hundred or more barrels per active producing well per day the royalty on such oil shall be 20 percent; payment shall be made at the time of sale or removal of the oil, except where payments are made on division orders, and settlement shall be based on the actual selling price, or the highest posted or offered price by a major purchaser in the Kansas-Oklahoma area whichever is higher on the day of sale or removal, and Lessee shall pay a royalty of 3/16 of the value of all natural gas and products extracted, produced and sold from this lease. Natural gas used in the reasonable and prudent operation and development of said lease shall be exempted from royalty payment. In no event shall the royalty paid from this lease during any year be less than an amount equal to the annual rental specified above.

D. Development - Lessee shall drill and produce all wells necessary to offset or protect the leased land from drainage by wells on adjoining lands on which Lessor is not the owner of the minerals, or in lieu, thereof, to compensate the Lessor in full each month for the estimated loss of royalty through drainage; Provided, that during the period of supervision by the Secretary, the necessity for offset wells shall be determined by the Superintendent and payment in lieu of drilling and production shall be with the consent of, and in amount determined by the Superintendent. The Superintendent in his discretion may order further development of any leased acreage or separate horizon if, in his opinion, a prudent operator would conduct further development.

E. Regulations - It is specifically understood this lease is subject to the current regulations of the Secretary contained in 25 CFR 226, "LEASING OF OSAGE RESERVATION LANDS FOR OIL AND GAS MINING," and any amendments to the regulations hereinafter promulgated are made a part of this lease and lessee hereby agrees to abide and conform thereto.

4. Operations.

A. Restrictions - The Superintendent may impose restrictions as to time of drilling and rate of production from any well or wells when in his judgment such action may be necessary or proper for the protection of the natural resources of the leased land and the interests of the

* Verus D. Robinson, Trustee U/T/A Verus D. Robinson Trust dtd 11/6/81; 50% each.

Principal Chief

Lessee

Lessee

ACKNOWLEDGMENT OF PRINCIPAL CHIEF

STATE OF OKLAHOMA, COUNTY OF OSAGE, ss:

Before me, a Notary Public on this 20th day of September, 1999, personally appeared Charles O. Tillman, Jr to me known to be the ______________ Principal Chief of the Osage Tribe, and the identical person who executed the within and foregoing lease, and acknowledged to me that he executed the same as his voluntary act and deed on behalf of the Osage Tribe and in accordance with the authority given him by the Osage Tribal Council.

Notary Public

My commission expires 3-12-2003

ACKNOWLEDGMENT OF INDIVIDUAL

STATE OF Missouri COUNTY OF Taney, ss.

Before me a Notary Public, in and for said County and State, on this 14th day of September, 1999 personally appeared the above ______________, to me known to be the identical persons who executed the within and foregoing lease, and acknowledged to me that they ______________ executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

Jeane Stinton
Notary Public

JEANE M. STINTON
NOTARY SEAL
NOTARY PUBLIC
STATE OF MISSOURI

My commission expires July 12 2002

ACKNOWLEDGMENT OF CORPORATION

STATE OF ______________ COUNTY OF ______________, ss:

On this ______ day of ______________, A.D. 19____, before me a Notary Public within and for the State and County aforesaid, personally appeared ______________ and ______________ to me personally known, who being by me duly sworn, did each say that ______________ is the president and ______________ is the ______________ secretary of ______________ a corporation, and that the seal affixed to the foregoing and annexed instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said ______________ and ______________ duly acknowledged that they each had in their said official capacities executed the foregoing instrument as the act and deed of the said company for the consideration and purposes therein mentioned as set forth.

Witness my hand and official seal this ______ day of ______________, 19____.

Notary Public

My commission expires ______________

FORM F
Approved by the Secretary of the Interior
March 20, 1952

CONTRACT NUMBER
14-20-G06-17701

OSAGE MINING LEASES

(Must be executed in duplicate)

Oil + Gas

Assignment of OSAGE MINING Lease

WHEREAS, The Secretary of the Interior has heretofore approved Oil & Gas mining lease, dated July 21, 1999 Entered into by and between B. Glenn Robinson, Trustee U/T/A B. Glenn Robinson Trust dated 11/6/81 and Venus D. Robinson, Trustee U/T/A Venue D. Robinson Trust dated 11/6/81; 50% each lessee, and the Osage Tribe of Indians, lessor, covering the following described land in the Osage Reservation, State of Oklahoma: NE/4, Section 31, Twp. 21N, Rge 10E

Now, therefore, for and in consideration of ($ 10.00), dollars the receipt of which is hereby acknowledged, the said Esso Oil of Oklahoma, Inc. the lessee in the above described lease, hereby bargains, sells, transfers, assigns and conveys One Hundred Percent (100%) right, title and interest of the lessee in and to said lease, subject to the approval of the Secretary of the Interior, to: Osage Energy, L.L.C.

7100 N. Classen Blvd., Suite 100

Oklahoma City, Oklahoma 73116

In Witness whereof the said lessee has hereunto set its hand this 26 day of January 2005

ATTEST:

Secretary

(SEAL)

Michael H. Hagerlogg President
Esso Oil of Oklahoma Inc

I 2007 002022 03/12/2007 9 11 am
Book 1302 Page(s) 0954-0956
Fee $ 17.00 Doc $ 0.00
Denny Hutson – Osage County Clerk
State of Oklahoma

1395003951

ACKNOWLEDGEMENT OF INDIVIDUAL

STATE OF ______ COUNTY OF ______, SS:
Before me, a Notary Public, in and for said County and State on this ______ day of ______ 20__, personally appeared ______ to me known to be the identical person____ who executed the within and foregoing and annexed instrument for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.

______
Notary Public

My commission expires ______

ACKNOWLEDGMENT OF CORPORATION

STATE OF OKLAHOMA COUNTY OF Tulsa, SS:
On this 26 day of January, 2005 A.D. before me, a Notary Public within and for the State and County aforesaid, personally appeared Michael H. Hagerlogg and Jim Jow to me personally known who, being by me duly sworn did each say that Michael H. Hagerlogg is the said president and Jim Jow is the secretary of Esso Oil of Oklahoma, Inc. ______ a corporation, and that the seal affixed to the foregoing and annexed instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board

of directors; and said Michael H. Heerlopp, Pres. & [illegible]

and they duly acknowledged that they each had in their said official capacities executed the foregoing instrument as the act and deed of the said company for the consideration and purposes therein mentioned and set forth, I do hereby so certify.

Witness my hand and seal on this 26th day of January 2005.

Sandra K. Heerlopp #3289
Notary Public

My commission expires 2-23-08

ACCEPTANCE BY ASSIGNEE

The assignee in the above and foregoing assignment, made subject to the approval of the Secretary of the Interior, hereby accepts such assignment and agrees to fulfill all the obligations, conditions, and stipulations in said described indenture of lease, when assigned, and the rules and regulations of the Secretary of the Interior, so far as applicable thereto and to furnish proper bond guaranteeing a faithful compliance with said lease and this assignment.

In Witness Whereof, the said assignee hereunto set its hand and seal the 11th day of ~~January~~ April 2005.

Attest: OSAGE ENERGY, L.L.C.

Secretary By [signature] Manager

(SEAL)

CONSENT OF SURETY

The ______ of ______ surety for ______ on the bond accompanying the lease above described, hereby consents to the assignment and transfer of said lease as above made and agrees that their original bond shall remain in full force and effect.

Dated at ______ this ______ day of ______ 20___.

______

DEPARTMENT OF THE INTERIOR
BUREAU OF INDIAN AFFAIRS
OSAGE AGENCY
PAWHUSKA, OKLAHOMA

Approved: APR 15 2005

Under the authority delegated by 209 DM 8, 230 DM 1, 3 IAM 4.1 and Muskogee Area Addendum 9901 to 3 IAM 4 issued June 22, 1999.

The within assignment is hereby approved pursuant to authority delegated by 25 CFR 226.15 (b)

/s/ Melissa Currey

SUPERINTENDENT

BILL OF SALE

For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, Esso Oil of Oklahoma, Inc. does hereby grant, bargain, sale and convey to Osage Energy, L.L.C. all its right, title and interest in and to the following described property, wells and equipment in Osage County, Oklahoma to wit:

Oil and Gas Leases:

Osage Lease: SE/4 Section 30-21N-10E, BIA Contract Number 17700, dated 7/21/99.
Hopper Lease: NE/4 Section 31-21N-10E, BIA Contract Number 17701, dated 7/21/99.
Hopper Lease: NW/4 Section 31-21N-10E, BIA Contract Number 17702, dated 7/21/99.

Wells and Associated: Sub-Surface Pipe and Equipment and Surface Equipment:

Osage #1, 2, 3, 4, 5, 6, 7, 8 and 10 wells located in SE/4 of Section 30-21N-1OE.

Hopper #1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19 located in N/2 of Section 31-21N-10E.

Any and all other wells, property and equipment located and associated with any wells located in the SE/4 of Section 30 and the N/2 of Section 31, all in Township 21N, Range 10E, Osage County, Oklahoma and not specifically described hereinabove.

Dated this 26 day of January, 2005, but effective as of the 1st day of January, 2005.

ESSO OIL OF OKLAHOMA, INC.

By ______________________
President

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